Exhibit 99.1

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

Permit Under the Environmental Conservation Law (ECL)

ARTICLE 19: AIR POLLUTION CONTROL - AIR STATE FACILITY PERMIT

IDENTIFICATION INFORMATION

Permit Issued To:	JBI RE #1 INC
20 IROQUOIS ST
NIAGARA FALLS, NY 14303

Facility:	JBI RE #1 INC
20 IROQUOIS ST
NIAGARA FALLS, NY 14303

Authorized Activity By Standard Industrial Classification Code:
    2999 - PETROLEUM AND COAL PRODUCTS, NEC

Permit Effective Date:                                                                Permit Expiration Date:

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

PAGE LOCATION OF CONDITIONS

PAGE
FEDERALLY ENFORCEABLE CONDITIONS
Facility Level
6	1 6 NYCRR 200.6: Acceptable Ambient Air Quality
6	2 6 NYCRR 200.7: Maintenance of Equipment
7	3 6 NYCRR 202-1.1: Required Emissions Tests
7	4 6 NYCRR 211.3: Visible Emissions Limited
7	5 6 NYCRR 212.4 (a): Compliance Demonstration
Emission Unit Level

EU=3-P2OIL,EP=30003

8	6 6 NYCRR 212.4 (c): Compliance Demonstration
9	7 6 NYCRR 212.6 (a): Compliance Demonstration

EU=3-P2OIL,EP=30003,Proc=P01
10	8 6 NYCRR 212.4 (a): Compliance Demonstration
11	9 6 NYCRR 212.4 (a): Compliance Demonstration
12	10 6 NYCRR 212.4 (a): Compliance Demonstration

STATE ONLY ENFORCEABLE CONDITIONS
Facility Level
14	11 ECL 19-0301: Contaminant List
15	12 6 NYCRR 201-1.4: Unavoidable noncompliance and violations
16	13 6 NYCRR Subpart 201-5: Emission Unit Definition
16	14 6 NYCRR 211.2: Air pollution prohibited
Emission Unit Level
16	15 6 NYCRR Subpart 201-5: Emission Point Definition By Emission Unit
17	16 6 NYCRR Subpart 201-5: Process Definition By Emission Unit

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

FEDERALLY ENFORCEABLE CONDITIONS
 **** Facility Level ****

NOTIFICATION OF GENERAL PERMITTEE OBLIGATIONS
This section contains terms and conditions which are federally enforceable. Permittees may also have other obligations under regulations of general applicability

Item A:	Sealing - 6 NYCRR 200.5

The Commissioner may seal an air contamination source to prevent its operation if compliance with 6 NYCRR Chapter III is not met within the time provided by an order of the Commissioner issued in the case of the violation. Sealing means labeling or tagging a source to notify any person that operation of the source is prohibited, and also includes physical means of preventing the operation of an air contamination source without resulting in destruction of any equipment associated with such source, and includes, but is not limited to, bolting, chaining or wiring shut control panels, apertures or conduits associated with such source.

No person shall operate any air contamination source sealed by the Commissioner in accordance with this section unless a modification has been made which enables such source to comply with all requirements applicable to such modification.

Unless authorized by the Commissioner, no person shall remove or alter any seal affixed to any contamination source in accordance with this section.

Item B:	Acceptable Ambient Air Quality - 6 NYCRR 200.6

Notwithstanding the provisions of 6 NYCRR Chapter III, Subchapter A, no person shall allow or permit any air contamination source to emit air contaminants in quantities which alone or in combination with emissions from other air contamination sources would contravene any applicable ambient air quality standard and/or cause air pollution. In such cases where contravention occurs or may occur, the Commissioner shall specify the degree and/or method of emission control required.

Item C:	Maintenance of Equipment - 6 NYCRR 200.7

Any person who owns or operates an air contamination source which is equipped with an emission control device shall operate such device and keep it in a satisfactory state of maintenance and repair in accordance with ordinary and necessary practices, standards and procedures, inclusive of manufacturer's specifications, required to operate such device effectively.

Item D:	Unpermitted Emission Sources - 6 NYCRR 201-1.2

If an existing emission source was subject to the permitting requirements of 6 NYCRR Part 201 at the time of construction or modification, and the owner and/or operator failed to apply for a permit for such emission source then the following provisions apply:

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

(a) The owner and/or operator must apply for a permit for such emission source or register the facility in accordance with the provisions of Part 201.

(b) The emission source or facility is subject to all regulations that were applicable to it at the time of construction or modification and any subsequent requirements applicable to existing sources or facilities.

Item E:	Emergency Defense - 6 NYCRR 201-1.5

An emergency constitutes an affirmative defense to an action brought for noncompliance with emissions limitations or permit conditions for all facilities in New York State.

(a) The affirmative defense of emergency shall be demonstrated through properly signed, contemporaneous operating logs, or other relevant evidence that:

(1) An emergency occurred and that the facility owner and/or operator can identify the cause(s) of the emergency;

(2) The equipment at the permitted facility causing the emergency was at the time being properly operated;

(3) During the period of the emergency the facility owner and/or operator took all reasonable steps to minimize levels of emissions that exceeded the emission standards, or other requirements in the permit; and

(4) The facility owner and/or operator notified the Department within two working days after the event occurred. This notice must contain a description of the emergency, any steps taken to mitigate emissions, and corrective actions taken.

(b) In any enforcement proceeding, the facility owner and/or operator seeking to establish the occurrence of an emergency has the burden of proof.

(c) This provision is in addition to any emergency or upset provision contained in any applicable requirement.

Item F:	Recycling and Salvage - 6 NYCRR 201-1.7

Where practical, any person who owns or operates an air contamination source shall recycle or salvage air contaminants collected in an air cleaning device according to the requirements of 6 NYCRR.

Item G:	Prohibition of Reintroduction of Collected Contaminants to the Air - 6 NYCRR 201-1.8

No person shall unnecessarily remove, handle, or cause to be handled, collected air contaminants from an air cleaning device for recycling, salvage or disposal in a manner that would reintroduce them to the outdoor atmosphere.

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

Item H:	Proof of Eligibility for Sources Defined as Exempt Activities - 6 NYCRR 201-3.2 (a)
The owner and/or operator of an emission source or unit that is eligible to be exempt, may be required to certify that it operates within the specific criteria described in 6 NYCRR Subpart 201-3. The owner or operator of any such emission source must maintain all required records on-site for a period of five years and make them available to representatives of the Department upon request. Department representatives must be granted access to any facility which contains emission sources or units subject to 6 NYCRR Subpart 201-3, during normal operating hours, for the purpose of determining compliance with this and any other state and federal air pollution control requirements, regulations, or law.

Item I:	Proof of Eligibility for Sources Defined as Trivial Activities - 6 NYCRR 201-3.3 (a)
The owner and/or operator of an emission source or unit that is listed as being trivial in 6 NYCRR Part 201 may be required to certify that it operates within the specific criteria described in 6 NYCRR Subpart 201-3. The owner or operator of any such emission source must maintain all required records on-site for a period of five years and make them available to representatives of the Department upon request. Department representatives must be granted access to any facility which contains emission sources or units subject to 6 NYCRR Subpart 201-3, during normal operating hours, for the purpose of determining compliance with this and any other state and federal air pollution control requirements, regulations, or law.

Item J:	Required Emission Tests - 6 NYCRR 202-1.1

An acceptable report of measured emissions shall be submitted, as may be required by the Commissioner, to ascertain compliance or noncompliance with any air pollution code, rule, or regulation. Failure to submit a report acceptable to the Commissioner within the time stated shall be sufficient reason for the Commissioner to suspend or deny an operating permit. Notification and acceptable procedures are specified in 6 NYCRR Subpart 202-1.

Item K:	Visible Emissions Limited - 6 NYCRR 211.3
Except as permitted by a specific part of this Subchapter and for open fires for which a restricted burning permit has been issued, no person shall cause or allow any air contamination source to emit any material having an opacity equal to or greater than 20 percent (six minute average) except for one continuous six-minute period per hour of not more than 57 percent opacity.

Item L:	Open Fires Prohibitions - 6 NYCRR 215.2
Except as allowed by section 215.3 of 6 NYCRR Part 215, no person shall burn, cause, suffer, allowor permit the burning of any materials in an open fire.

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

Item M:	Permit Exclusion - ECL 19-0305
The issuance of this permit by the Department and the receipt thereof by the Applicant does not and shall not be construed as barring, diminishing, adjudicating or in any way affecting any legal, administrative or equitable rights or claims, actions, suits, causes of action or demands whatsoever that the Department may have against the Applicant for violations based on facts and circumstances alleged to have occurred or existed prior to the effective date of this permit, including, but not limited to, any enforcement action authorized pursuant to the provisions of applicable federal law, the Environmental Conservation Law of the State of New York (ECL) and Chapter III of the Official Compilation of the Codes, Rules and Regulations of the State of New York (NYCRR). The issuance of this permit also shall not in any way affect pending or future enforcement actions under the Clean Air Act brought by the United States or any person.

Item N:	Federally Enforceable Requirements - 40 CFR 70.6 (b)
All terms and conditions in this permit required by the Act or any applicable requirement, including any provisions designed to limit a facility's potential to emit, are enforceable by the Administrator and citizens under the Act. The Department has, in this permit, specifically designated any terms and conditions that are not required under the Act or under any of its applicable requirements as being enforceable under only state regulations.

FEDERAL APPLICABLE REQUIREMENTS
The following conditions are federally enforceable.

Condition 1:	Acceptable Ambient Air Quality
Effective for entire length of Permit

Applicable Federal Requirement:6 NYCRR 200.6

Item 1.1:
Notwithstanding the provisions of 6 NYCRR Chapter III, Subchapter A, no person shall allow or permit any air contamination source to emit air contaminants in quantities which alone or in combination with emissions from other air contamination sources would contravene any applicable ambient air quality standard and/or cause air pollution. In such cases where contravention occurs or may occur, the Commissioner shall specify the degree and/or method of emission control required.

Condition 2:	Maintenance of Equipment
Effective for entire length of Permit

Applicable Federal Requirement:6 NYCRR 200.7

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

Item 2.1:
Any person who owns or operates an air contamination source which is equipped with an emission control device shall operate such device and keep it in a satisfactory state of maintenance and repair in accordance with ordinary and necessary practices, standards and procedures, inclusive of manufacturer's specifications, required to operate such device effectively.

Condition 3:	Required Emissions Tests
Effective for entire length of Permit

Applicable Federal Requirement:6 NYCRR 202-1.1

Item 3.1:
For the purpose of ascertaining compliance or non-compliance with any air pollution control code, rule or regulation, the commissioner may require the person who owns such air contamination source to submit an acceptable report of measured emissions within a stated time.

Condition 4:	Visible Emissions Limited
Effective for entire length of Permit

Applicable Federal Requirement:6 NYCRR 211.3

Item 4.1:
Except as permitted by a specific part of this Subchapter and for open fires for which a restricted burning permit has been issued, no person shall cause or allow any air contamination source to emit any material having an opacity equal to or greater than 20 percent (six minute average) except for one continuous six-minute period per hour of not more than 57 percent opacity.

Condition 5:	Compliance Demonstration
Effective for entire length of Permit

Applicable Federal Requirement:6 NYCRR 212.4 (a)

Item 5.1:
The Compliance Demonstration activity will be performed for the Facility.

Regulated Contaminant(s):
CAS No: 0NY998-00-0 VOC

Item 5.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: RECORD KEEPING/MAINTENANCE PROCEDURES Monitoring Description:

1. This source must be operated in such a manner that the gases produced in the reactor are not bypassed directly to the atmosphere except under an extreme malfunction situation. Any bypass events that do occur must be electronically monitored and recorded by the facility's computer system. The department shall be notified the next business day if a bypass event occurs. Malfunctions resulting in a bypass event must be resolved before production may resume. If more than one bypass malfunction event occurs within a 12-month period, then JBI shall be required to install a backup flare on the emergency bypass vent.

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

2. During a malfunction event, JBI shall immediately shutdown the plastic feed to the reactor and the reactor heat source to minimize further generation of production gases.

3. Within 30 days following issuance of this permit, JBI must submit to the Department an operation and malfunction plan to address proper capture and storage or control of the production gases. The operation and malfunction plan shall include procedures, methods, monitoring, recordkeeping and equipment used to ensure a bypass event does not occur.

Monitoring Frequency: CONTINUOUS
Reporting Requirements: ANNUALLY (CALENDAR)
Reports due 30 days after the reporting period.
Subsequent reports are due every 12 calendar month(s).

**** Emission Unit Level ****

Condition 6:	Compliance Demonstration
Effective for entire length of Permit

Applicable Federal Requirement:6 NYCRR 212.4 (c)

Item 6.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL       Emission Point: 30003

Regulated Contaminant(s):
CAS No: 0NY075-00-0      PARTICULATES

Item 6.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: INTERMITTENT EMISSION TESTING

Monitoring Description:
In the instances where determination of permissible emission rate using process weight is not applicable (see Table 5) and for an environmental rating of B or C, emissions of solid particulates are limited to less than 0.050 grains of particulates per cubic foot of exhaust gas, expressed at standard conditions on a dry gas basis.

The applicable testing shall be determined and submitted for review.

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

The compliance testing will be conducted at the discretion of the Department within an acceptable time frame using approved EPA methods.

Upper Permit Limit: 0.050 grains per dscf
Reference Test Method: EPA Method 5
Monitoring Frequency: AS REQUIRED - SEE PERMIT MONITORING DESCRIPTION
Averaging Method: AVERAGING METHOD AS PER REFERENCE TEST METHOD INDICATED
Reporting Requirements: AS REQUIRED - SEE MONITORING DESCRIPTION

Condition 7:	Compliance Demonstration
Effective for entire length of Permit

Applicable Federal Requirement:6 NYCRR 212.6 (a)

Item 7.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL       Emission Point: 30003

Item 7.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: RECORD KEEPING/MAINTENANCE PROCEDURES
Monitoring Description:
No person shall cause or allow emissions having an average opacity during any six consecutive minutes of 20 percent or greater from any process emission source, except only the emission of uncombined water. The Department reserves the right to perform or require the performance of a Method 9 opacity evaluation at any time during facility operation.

The permittee will conduct observations of visible emissions from the emission unit, process, etc. to which this condition applies at the monitoring frequency stated below while the process is in operation. The permittee will immediately investigate any instance where there is cause to believe that visible emissions above those that are normal and in compliance are occurring or have occurred from a process source.

If visible emissions above those that are normal (this may be zero percent opacity for many or all emission sources) and in compliance with section 212.6(a) are detected , the permittee shall determine the cause, make the necessary correction, and verify that the excess visible emissions problem has been corrected.

If visible emissions above those that are normal and in compliance continue to be present after corrections are made, the permittee will immediately notify The Department and conduct a Method 9 assessment within 24 hours to determine the degree of opacity.

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

Records of these observations, investigations and corrective actions will be kept on-site in a format acceptable to the Department and the semiannual progress report and annual compliance certifications required of all permittees subject to Title V must include a summary of theses instances.

Monitoring Frequency: DAILY
Reporting Requirements: AS REQUIRED - SEE MONITORING DESCRIPTION

Condition 8:	Compliance Demonstration
Effective for entire length of Permit

Applicable Federal Requirement:6 NYCRR 212.4 (a)

Item 8.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL       Emission Point: 30003
Process: P01

Regulated Contaminant(s):
CAS No: 0NY998-00-0 VOC

Item 8.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: RECORD KEEPING/MAINTENANCE PROCEDURES
Monitoring Description:
Procured feedstock shall be source separated recyclable polyolefins and polyethylenes. Prior to acceptance for processing all feed stocks will be qualified and inspected by plant staff.

Detailed Description of the Process for Procurement of the Plastic Feedstock

JBI will carefully review potential sources of recycle grade plastic for use as a raw material feedstock. This material will be acquired from the industrial market place. Plastic types which have been determined to be acceptable for utilization as feedstock include:
Polypropylene (PP), Low Density Polyethylene (LDPE), and High Density Polyethylene (HDPE). No Halogenated plastics such as Polyvinyl Chloride (PVC) will be accepted by JBI.

All sources of plastic feed will be prequalified by JBI personnel before agreeing to accept the material. This prequalification procedure will consist of visual inspection by JBI personnel, review of the MSDS for the material where available, and possible test results from material samples when testing is deemed necessary. Typical plastic materials which can be utilized as feedstocks include plastic parts and cuttings, packaging film, shopping bag film, strapping and mixed color regrind. These materials are typically produced by vacuum forming, injection molding, casting, or tooling.

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

The chemical composition of all plastic materials must be compatible with the capabilities of the JBI process. It must not be contaminated with materials which could result in detrimental impacts during processing.

All plastic must be shipped in enclosed weather tight box vans.

Upon receipt a log sheet will be utilized to retain information as follows:
Source of plastic
Name of transporter
Date and Time of receipt at JBI site
Amount of plastic in each shipment (Weight or Cubic Yards)

Upon arrival, plastic will be inspected to insure that it conforms with the facility's pre-approval documentation generated during the material's acceptability evaluation. If non-conformance is noted, the material will be rejected and either shipped back to the supplier or characterized and disposed of in compliance with all regulatory requirements.

Plastic material which is accepted will be unloaded directly into a 9,000 square feet storage building. This warehouse is enclosed and the stored plastic will not be exposed to the elements.

Monitoring Frequency: PER BATCH OF PRODUCT/RAW MATERIAL CHANGE
Reporting Requirements: ANNUALLY (CALENDAR)
Reports due 30 days after the reporting period.
Subsequent reports are due every 12 calendar month(s).

Condition 9:	Compliance Demonstration
Effective for entire length of Permit

Applicable Federal Requirement:6 NYCRR 212.4 (a)

Item 9.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL       Emission Point: 30003
Process: P01

Regulated Contaminant(s):
CAS No: 0NY998-00-0      VOC

Item 9.2:
Compliance Demonstration shall include the following monitoring:

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

Monitoring Type: WORK PRACTICE INVOLVING SPECIFIC OPERATIONS
Monitoring Description:
Plastic is to be fed to the process at a maximum rate of 2,000 lb/hour. Feed rate is to be monitored electronically by a calibrated digital scale which is linked to the facility's computer system. Records must be maintained in a format acceptable to the Department and an annual report shall be submitted verifying compliance for the previous twelve month period.

Work Practice Type: PROCESS MATERIAL THRUPUT Process Material: PLASTIC
Upper Permit Limit: 2000 pounds per hour
Monitoring Frequency: CONTINUOUS
Averaging Method: 1 HOUR MAXIMUM - NOT TO BE EXCEEDED AT ANY TIME
Reporting Requirements: ANNUALLY (CALENDAR)
Reports due 30 days after the reporting period.
Subsequent reports are due every 12 calendar month(s).

Condition 10:	Compliance Demonstration
Effective for entire length of Permit

Applicable Federal Requirement:6 NYCRR 212.4 (a)

Item 10.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL       Emission Point: 30003
Process: P01

Regulated Contaminant(s):
CAS No: 0NY100-00-0      HAP

Item 10.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: MONITORING OF PROCESS OR CONTROL DEVICE PARAMETERS AS SURROGATE
Monitoring Description:
The Water Seal Tank is equipped with a Caustic Addition System and Caustic Spray Column as a back-up to control and neutralize any potential low pH situation. A low pH situation is not expected and would only occur if any halogenated material is feed to the reactor by mistake. Should this occur then the off gas would become acidic and the pH of the water seal tank would drop.

If the pH of the Water Seal Tank drops below 6.0, then the following corrective action is required:
#1 – The feed system to the Reactor will automatically shut off.
#2 – The caustic pump will start and caustic will be pumped to the top of the Spray Tower and through the Spray Nozzles to neutralize the material in the Water Seal Tank to control it at a pH of 7 to 8.

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

The pH measuring device shall be calibrated and maintained per manufacturer's recommendations and records documenting calibrations and maintenance shall be maintained in a format acceptable to the Department. Any occurrences of low pH which trigger the corrective action described above shall be documented and reported to the Department within one business day.

Parameter Monitored: ACIDITY/ALKALINITY
Lower Permit Limit: 6 pH (STANDARD) units
Monitoring Frequency: CONTINUOUS
Averaging Method: MINIMUM - NOT TO FALL BELOW STATED VALUE AT ANY TIME
Reporting Requirements: ANNUALLY (CALENDAR)
Reports due 30 days after the reporting period. S
Subsequent reports are due every 12 calendar month(s).

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

STATE ONLY ENFORCEABLE CONDITIONS
**** Facility Level ****

NOTIFICATION OF GENERAL PERMITTEE OBLIGATIONS
This section contains terms and conditions which are not federally enforceable. Permittees may also have other obligations under regulations of general applicability

Item A:	Public Access to Recordkeeping for Facilities With State Facility Permits - 6 NYCRR 201-1.10 (a)

Where emission source owners and/or operators keep records pursuant to compliance with the operational flexibility requirements of 6 NYCRR Subpart 201-5.4(b)(1) , and/or the emission capping requirements of 6 NYCRR Subparts 201-7.2(d), 201-7.3(f), 201-7.3(g), 201-7.3(h)(5), 201-7.3(i) and 201-7.3(j), the Department will make such records available to the public upon request in accordance with 6 NYCRR Part 616 - Public Access to Records. Emission source owners and/or operators must submit the records required to comply with the request within sixty working days of written notification by the Department of receipt of the request.

Item B:	General Provisions for State Enforceable Permit Terms and Condition - 6 NYCRR Part 201-5
Any person who owns and/or operates stationary sources shall operate and maintain all emission units and any required emission control devices in compliance with all applicable Parts of this Chapter and existing laws, and shall operate the facility in accordance with all criteria, emission limits, terms, conditions, and standards in this permit. Failure of such person to properly operate and maintain the effectiveness of such emission units and emission control devices may be sufficient reason for the Department to revoke or deny a permit.

The owner or operator of the permitted facility must maintain all required records on-site for a period of five years and make them available to representatives of the Department upon request. Department representatives must be granted access to any facility regulated by this Subpart, during normal operating hours, for the purpose of determining compliance with this and any other state and federal air pollution control requirements, regulations or law.

STATE ONLY APPLICABLE REQUIREMENTS
The following conditions are state only enforceable.

Condition 11:	Contaminant List
Effective for entire length of Permit

Applicable State Requirement:ECL 19-0301

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

Item 11.1:
Emissions of the following contaminants are subject to contaminant specific requirements in this permit(emission limits, control requirements or compliance monitoring conditions).

CAS No: 0NY075-00-0
Name: PARTICULATES

CAS No: 0NY100-00-0
Name: HAP

CAS No: 0NY998-00-0
Name: VOC

Condition 12:	Unavoidable noncompliance and violations
Effective for entire length of Permit

Applicable State Requirement:6 NYCRR 201-1.4

Item 12.1:

At the discretion of the commissioner a violation of any applicable emission standard for necessary scheduled equipment maintenance, start-up/shutdown conditions and malfunctions or upsets may be excused if such violations are unavoidable. The following actions and recordkeeping and reporting requirements must be adhered to in such circumstances.

(a)   The facility owner and/or operator shall compile and maintain records of all equipment maintenance or start-up/shutdown activities when they can be expected to result in an exceedance of any applicable emission standard, and shall submit a report of such activities to the commissioner's representative when requested to do so in writing or when so required by a condition of a permit issued for the corresponding air contamination source except where conditions elsewhere in this permit which contain more stringent reporting and notification provisions for an applicable requirement, in which case they supercede those stated here. Such reports shall describe why the violation was unavoidable and shall include the time, frequency and duration of the maintenance and/or start-up/shutdown activities and the identification of air contaminants, and the estimated emission rates. If a facility owner and/or operator is subject to continuous stack monitoring and quarterly reporting requirements, he need not submit reports for equipment maintenance or start-up/shutdown for the facility to the commissioner's representative.

(b)   In the event that emissions of air contaminants in excess of any emission standard in 6 NYCRR Chapter III Subchapter A occur due to a malfunction, the facility owner and/or operator shall report such malfunction by telephone to the commissioner's representative as soon as possible during normal working hours, but in any event not later than two working days after becoming aware that the malfunction occurred. Within 30 days thereafter, when requested in writing by the commissioner's representative, the facility owner and/or operator shall submit a written report to the commissioner's representative describing the malfunction, the corrective action taken, identification of air contaminants, and an estimate of the emission rates. These reporting requirements are superceded by conditions elsewhere in this permit which contain reporting and notification provisions for applicable requirements more stringent than those above.

(c)   The Department may also require the owner and/or operator to include in reports described under (a) and (b) above an estimate of the maximum ground level concentration of each air contaminant emitted and the effect of such emissions depending on the deviation of the malfunction and the air contaminants emitted.

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

(d) In the event of maintenance, start-up/shutdown or malfunction conditions which result in emissions exceeding any applicable emission standard, the facility owner and/or operator shall take appropriate action to prevent emissions which will result in contravention of any applicable ambient air quality standard. Reasonably available control technology, as determined by the commissioner, shall be applied during any maintenance, start-up/shutdown or malfunction condition subject to this paragraph.

(e) In order to have a violation of a federal regulation (such as a new source performance standard or national emissions standard for hazardous air pollutants) excused, the specific federal regulation must provide for an affirmative defense during start-up, shutdowns, malfunctions or upsets.

Condition 13:	Emission Unit Definition
Effective for entire length of Permit

Applicable State Requirement:6 NYCRR Subpart 201-5

Item 13.1:
The facility is authorized to perform regulated processes under this permit for:

Emission Unit: 3-P2OIL
Emission Unit Description:
The Emission Unit consists of a combustion system to generate the heat to heat a reactor in which plastic is converted to a diesel-like fuel and lower boiling compounds. These lower boiling compounds are fed back to the combustion system as an additional energy source. The only emission from the system is from the combustion system.

Building(s): 779337

Condition 14:	Air pollution prohibited
Effective for entire length of Permit

Applicable State Requirement:6 NYCRR 211.2

Item 14.1:
No person shall cause or allow emissions of air contaminants to the outdoor atmosphere of such quantity, characteristic or duration which are injurious to human, plant or animal life or to property, or which unreasonably interfere with the comfortable enjoyment of life or property. Notwithstanding the existence of specific air quality standards or emission limits, this prohibition applies, but is not limited to, any particulate, fume, gas, mist, odor, smoke, vapor, pollen, toxic or deleterious emission, either alone or in combination with others.

**** Emission Unit Level ****

Condition 15:	Emission Point Definition By Emission Unit
Effective for entire length of Permit

Applicable State Requirement:6 NYCRR Subpart 201-5

Air Pollution Control Permit Conditions

Schedule B - Order on Consent File No. 10-54 New York State Department of Environmental Conservation
Permit ID: 9-2911-00348/00002 Facility DEC ID: 9291100348

Item 15.1:
The following emission points are included in this permit for the cited Emission Unit:

Emission Unit:    3-P2OIL

Emission Point:    30003
Height (ft.): 40         Diameter (in.): 18
NYTMN (km.): 4777.47   NYTME (km.): 133.1    Building: 779337

Condition 16:	Process Definition By Emission Unit
Effective for entire length of Permit

Applicable State Requirement:6 NYCRR Subpart 201-5

Item 16.1:
This permit authorizes the following regulated processes for the cited Emission Unit:

Emission Unit: 3-P2OIL
Process: GB1
Process Description:
In the Gas Burner Process byproduct uncondensed gases from the reactor, which consist of low molecular weight compounds, are mixed with normal natural gas and fed to a burner to supply the heat for the reactor in the Plastic2 oil process P01.

Emission Source/Control: 00BU1 - Combustion

Emission Source/Control: 00AB1 - Control
Control Type: DIRECT FLAME AFTERBURNER

Emission Source/Control: 00CS1 - Control
Control Type: SPRAY TOWER

Item 16.2:
This permit authorizes the following regulated processes for the cited Emission Unit:

Emission Unit: 3-P2OIL
Process: P01
Process Description:
The Plastic2 oil process melts and gasifies plastic compounds. Most of the gasified material is condensed forming a diesel like fuel. The by product uncondensed gases contain lower molecular weight materials which are used as an energy source for the process. Residue is intermittently removed for disposal.

Emission Source/Control: 00BU1 - Combustion

Emission Source/Control: 00RE1 - Process

Air Pollution Control Permit Conditions